Commitments and Contingencies	9 Months Ended
Sep. 30, 2014
Commitments and Contingencies

16. Commitments and Contingencies

Commitments

Operating Leases

Corporate Headquarters. We have several lease agreements for space at 71 Stevenson Street in San Francisco, California, where our corporate headquarters is located. These leases commenced in April 2011, September 2012, June 2013, December 2013 and August 2014. These leases expire June 30, 2022 with a renewal option that would extend the lease for five years. On October 1, 2014, we entered into a single master lease agreement for our corporate headquarters that superseded all other existing lease agreements for the space. Under this lease agreement, we generally have an option to extend the leases for five years.

Other Real Estate. In December 2012, we renewed the lease for a New York City office for a one year term that expires on January 31, 2014. We also have an operating lease agreement for space in Westborough, Massachusetts where Springstone is headquartered. On September 15, 2014, we amended our lease agreement to lease additional office space. This lease expires in January 31, 2020 with a renewal option that would extend the lease for five years.

Total facilities rental expense for the nine months ended September 30, 2014 was $2.5 million. Total facilities rental expense for the nine months ended September 30, 2013 was $1.3 million. We did not have any sublease rental expense for the nine months ended September 30, 2014. Sublease rental expense for the nine months ended September 30, 2013 was $0.4 million. Minimum rental expense for the nine months ended September 30, 2014 and September 30, 2013 were $2.2 million and $1.1 million, respectively. (Unaudited.)

Total facilities rental expense for the year ended March 31, 2012, the nine month period ended December 31, 2012, and the year ended December 31, 2013 was $0.5 million, $0.6 million, and $1.9 million, respectively. Sublease rental expense for the year ended March 31, 2012, the nine month period ended December 31, 2012, and the year ended December 31, 2013 was $0.4 million, $0.5 million, and $0.6 million, respectively. Minimum rental expense for the year ended March 31, 2012, the nine month period ended December 31, 2012, and the year ended December 31, 2013 was $0.1 million, $0.1 million, and $1.3 million, respectively. As part of these lease agreements, we currently have pledged $0.2 million of cash and arranged for $0.2 million letter of credit as security deposits.

At December 31, 2013, the future minimum lease payments payable under the contracts for leased premises is as follows (in thousands):

Year-Ended December 31,	Future Minimum Lease Payments
2014	$2,748
2015	3,293
2016	3,379
2017	3,598
2018	3,808
Thereafter	1,925

Total	$18,751

Contingencies

Loan Funding Commitments

For loans listed on the platform as a result of direct marketing efforts, we have committed to invest in such loans if investors do not provide funding for all or a portion of such loans. At September 30, 2014, there were 722 such loans on the platform with an unfunded balance of $9.0 million. All of these loans were fully funded by investors by October 8, 2014 (unaudited).

In connection with transitional activities related to the acquisition of Springstone, in June 2014, we entered into a contingent loan purchase agreement with an issuing bank that originates loans facilitated by Springstone and a third-party investor that has agreed to purchase certain of those loans from such bank. The contingent loan purchase commitment provides that we will purchase such loans from the bank if the third-party investor defaults on its loan purchase obligations to the bank through December 31, 2014. The contingent loan purchase commitment limits the aggregate amount of such loan originations from inception of the contingent loan purchase commitment through December 31, 2014 to a maximum of $5.0 million. As of September 30, 2014, the amount remaining under the overall limit on the cumulative amount of such loan originations through December 31, 2014 was $2.2 million. We were not required to purchase any such loans pursuant to the contingent loan purchase commitment during the quarter ended September 30, 2014. We do not expect we will be required to purchase any such loans under the contingent loan purchase commitment through its expiration on December 31, 2014. (Unaudited.)

Credit Support Agreement

We are subject to a credit support agreement with a certificate investor. The credit support agreement requires us to pledge and restrict cash in support of its contingent obligation to reimburse the investor for credit losses on loans underlying the investor’s certificate that are in excess of a specified aggregate loss threshold. We are contingently obligated to pledge cash, not to exceed $5.0 million, to support this contingent obligation and which cash balance is premised upon the investor’s certificate purchase volume. As of December 31, 2012 and December 31, 2013, approximately $2.3 million and $3.4 million, respectively, was pledged and restricted to support this contingent obligation. As of September 30, 2014, approximately $3.4 million was pledged and restricted to support this contingent obligation (unaudited).

As of December 31, 2012 and December 31, 2013 and as of September 30, 2014 (unaudited), the credit losses pertaining to the investor’s certificate have not exceeded the specified threshold, nor are future credit losses expected to exceed the specified threshold, and thus no expense or liability has been recorded. We currently do not anticipate recording losses resulting from our contingent obligation under this credit support agreement. If losses related to the credit support agreement are later determined to be likely to occur and are estimable, our results of operations could be affected in the period in which such losses are recorded.

Legal (2014 amounts unaudited)

In the second quarter of 2014, we offered to settle a dispute with a consultant that previously performed work for us. The dispute arose over how much compensation for the work performed was to be provided in cash and in equity and as to equity what valuations were to be used. In the third quarter of 2014, we amended our offer to the claimant for 120,000 shares of our common stock and cash consideration of $215,000. Subsequent to September 30, 2014, this offer was further amended to 80,000 shares of our common stock, an option to purchase 40,000 shares of our common stock, and cash consideration of $215,000.

During the second quarter of 2014, we also received notice from the California Employment Development Department (“EDD”) that it had commenced an examination of our records concerning the employment relationship of certain individuals who performed services for us from 2011 through 2014. Based on the EDD’s determination, certain of these individuals should have been classified as employees with appropriate tax withholding and employer related taxes incurred and paid. The EDD has completed its examination and issued a Final Notice of Assessment, which serves as the EDD’s official notice of its determination relating to this matter. We intend to pay the assessment during the fourth quarter of 2014 and have recorded a liability for this payment as of September 30, 2014.

Additionally, during the third quarter, we settled a claim, which arose in a prior quarter by a former employee who had asserted a claim of wrongful termination.

In connection with these matters, we recorded an additional net charge to operations of $0.2 million during the third quarter of 2014. As of September 30, 2014, the accrued liability for these matters was $1.9 million. This aggregate amount represents the probable estimate of tax and settlement liabilities. As settlements have been agreed upon, for the matters indicated above, during the quarter or subsequent to the quarter-end, we do not believe the ultimate liability for such matters will be significantly different from the accrued aggregate liability at September 30, 2014.

We received a Civil Investigative Demand from the Consumer Financial Protection Bureau (“CFPB”) dated June 5, 2014 related to the operations of Springstone. The purpose of the investigation is to determine whether Springstone is engaging in unlawful acts or practices in connection with the marketing, issuance, and servicing of loans for healthcare related financing. As of September 30, 2014, we had provided all of the documents requested by the CFPB. We are continuing to evaluate this matter. As of September 30, 2014, there are no probable or estimable losses related to this matter.

In addition to the foregoing, we may be subject to legal proceedings and regulatory actions in the ordinary course of business. We do not anticipate that the ultimate liability, if any, arising out of any such matter will have a material effect on our financial condition, results of operations or cash flows.